UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 28, 2005
                                                      -------------

                           FRANKLIN ELECTRIC CO., INC.
                           ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                INDIANA                    0-362            35-0827455
                -------                    -----            ----------
     (STATE OR OTHER JURISDICTION OF    (COMMISSION      (I.R.S. EMPLOYER
             INCORPORATION)             FILE NUMBER)    IDENTIFICATION NO.)

             400 EAST SPRING STREET
                BLUFFTON, INDIANA                            46714
                ------------------                           -----
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

                                (260) 824-2900
                                 -------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
                                 --------------
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
   (c) The Board of Directors of Franklin Electric Co., Inc. (the "Company") has elected Gregg C. Sengstack (age 47) as Senior Vice President,
International and Fueling Group and Thomas J. Strupp (age 52) to succeed Mr. Sengstack as Vice President, Chief Financial Officer and
Secretary of the Company effective July 25, 2005. Prior to joining the Company, Mr. Strupp was the Vice President of Sales and
Marketing, Water Systems Business Unit, Pentair Pump Division from
2004-2005.  Prior to Pentair, Mr. Strupp was Vice President, Water
Systems Group at Sta-Rite Industries from 1999-2004. The press release announcing the election of Mr. Sengstack and Mr. Strupp to these positions is attached as Exhibit 99.1 and is incorporated herein by reference.
     Neither Mr. Sengstack nor Mr. Strupp have entered into any transactions with the Company since the beginning of the Company's last fiscal year, there are no arrangements or understandings and there are no family relationships under which either Mr. Sengstack or Mr. Strupp were elected to these positions.

Item 9.01 Financial Statements & Exhibits

c)  Exhibits

    99.1     Press Release dated June 28, 2005

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       FRANKLIN ELECTRIC CO., INC.
                                       ---------------------------
                                              (Registrant)




Date June 28, 2005                   By /s/ Gregg C. Sengstack
     ------------------             -------------------------------
                                    Gregg C. Sengstack, Senior Vice
                                    President, Chief Financial
                                    Officer and Secretary (Principal
                                    Financial and Accounting Officer)

                                Index to Exhibits

Exhibit
Number             Description
-------            -----------

  99.1             Press Release dated June 28, 2005

                                                                Exhibit 99.1
Press Release
-------------

For Immediate Release	For Further Information
	Refer to:  Mel Haag
	260/824-2900

	FRANKLIN ELECTRIC ANNOUNCES EXECUTIVE STAFFING CHANGES

Bluffton, Indiana - June 28, 2005 - Franklin Electric Co., Inc. (NASDAQ:
FELE) announces executive staffing changes.

Gregg Sengstack, Senior Vice President and Chief Financial Officer, has been promoted to the position of Senior Vice President, International and Fueling
Group.   In this new position Mr. Sengstack will be responsible for Franklin
Electric's Water Systems business in the Pacific Rim as well as the Company's
Fueling Systems business unit.   His primary focus will be on expanding these
businesses by both internal development and acquisitions. He has been with Franklin Electric since 1988.

Effective July 25, 2005, Thomas (Tom) Strupp will join Franklin Electric as
Vice President, Chief Financial Officer.   He will have responsibility for
Franklin Electric's financial reporting, treasury, audit, information systems, and corporate development functions. Having held executive positions at Pentair Water Group, Inc. and Sta-Rite Industries, Inc., Mr. Strupp comes to Franklin Electric with a strong financial background and experience in the water systems industry. He is a past president of the Water Systems Council.

DeLancey (Dee) W. Davis has joined Franklin Electric as Vice President Sales, Western Hemisphere Water Systems. He will be responsible for the sales of Franklin Electric's Water Systems products (motors, drives, controls, and pumps) to OEMs and distributors. Mr. Davis comes to Franklin Electric from Flexcon Industries where he was Vice President of Sales and Marketing. Prior to joining Flexcon, Mr. Davis was a practicing attorney with the Washington, D.C. office of Holland & Knight, LLP, where he represented the water systems industry as the lobbyist for the Water Systems Council. He is a past president of the Water Systems Council and has been an active member of the WSC's Board of Directors and Executive Committee. Mr. Davis past chaired the Technical Committee and currently chairs the Government Affairs Committee for the WSC and serves as Treasurer of its PAC.

Franklin Electric is a global leader in the production and marketing of groundwater and fuel pumping systems and is a technical leader in submersible motors, drives, controls, and monitoring devices.


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"Safe Harbor" Statement under the Private Securities Litigation Reform Act of
1995. Any forward looking statements contained herein involve risks and uncertainties, including but not limited to, general economic and currency conditions, various conditions specific to the Company's business and industry, market demand, competitive factors, changes in distribution channels, supply constraints, technology factors, litigation, government and regulatory actions, the Company's accounting policies, future trends, and other risks which are detailed in the Company's Securities and Exchange Commission filings. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements.